Events After Reporting Period	12 Months Ended
Mar. 31, 2026
Events After Reporting Period [Abstract]
Events after reporting period

13. Events after reporting period

In April 2026, Primech A&P entered into an option-to-purchase agreement with a third party for the disposal of 23 and 25 Ubi Crescent, a property used by the Group as headquarters. The transaction is expected to be complete by end of July 2026. Following the completion of the sale of 23 and 25 Ubi Crescent Singapore, we have relocated our headquarters to our new leased premises.

In May 2026, we entered into a lease agreement for our new headquarters at 60 MacPherson Road, Siemens Centre, #04-08, Singapore 348615, for a term of approximately three (3) years.

In July 2026, the Company issued a $2,000 convertible promissory note to an institutional investor.